UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                            December 18, 2006
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

  As of December 18, 2006, Applebee's International, Inc., a Delaware corporation (the "Company") entered into a five-year $400,000,000 revolving credit agreement (the "Credit Facility"). The Credit Facility replaces a five-year $250,000,000 facility entered into as of December 3, 2004, with a syndicate of eight banks agented by JPMorgan Chase Bank, National Association and arranged by J.P. Morgan Securities Inc., as amended (the "Prior Credit Facility").

  The Credit Facility was obtained for general corporate purposes, including for working capital, refinancing existing indebtedness, dividends, stock repurchases and permitted acquisitions. JPMorgan Chase Bank, National Association, serves as Swing Line Lender and Administrative Agent for the Lenders, Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Citibank, N.A., serve as Syndication Agents, and J.P. Morgan Securities Inc. and Banc of America Securities LLC as Joint Lead Arrangers and Joint Book Runners.

  The terms of the Credit Facility provide for a $15,000,000 swingline subcommitment and a $50,000,000 letter of credit subcommitment. The interest rate charged on borrowings can vary depending on the types of advances or loans the Company selects under the Credit Facility. The Company's options for the rate include (i) the Base Rate, or (ii) a LIBOR Rate plus an applicable margin. The Base Rate is defined to be the higher of JPMorgan Chase Bank, National Association's prime rate or the Federal Funds Effective Rate plus 0.5%. The applicable margin for the LIBOR Rate based option is a percentage ranging from 0.45% to 0.875%, based on the Company's Leverage Ratio (as defined in the Credit Facility) as of the most recently reported quarterly covenant compliance, delivered to the Lenders. Based on the Company's most recently reported Leverage Ratio, initial LIBOR Rate borrowings will bear interest at a rate of LIBOR plus 0.50%. Interest payments on all loans and advances, with the exception of advances subject to the LIBOR Rate, must be paid on the last day of each March, June, September, December and upon the termination of the Credit Facility. Interest payments on advances subject to the LIBOR Rate must be paid on the last day of the applicable interest period as selected by the Company under the terms of the Credit Facility. All outstanding loans and advances shall be paid in full by the Company on December 16, 2011, or upon the termination of the Credit Facility. The Company may prepay loans and advances without penalty or premium in accordance with the terms of the Credit Facility.

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
  The Credit Facility contains a Commitment Fee payable on the unused portion of the Aggregate Commitment. The Commitment Fee is a percentage ranging from 0.09% to 0.175%, based on the Company's Leverage Ratio (as defined in the Credit
Facility) as of the most recently reported quarterly covenant compliance, delivered to the Lenders. Based on the Company's most recently reported Leverage Ratio, the initial Commitment Fee will be 0.10%.

  The Credit Facility contains financial covenants, including covenants setting a maximum leverage ratio and a minimum fixed charge coverage ratio .

  The Credit Facility contains customary affirmative covenants, including, without limitation, use of proceeds, notice of default, conduct of business, the filing of taxes, the maintenance of insurance, compliance with laws, maintenance of properties, inspection of books and records, keeping of books and records, addition of guarantors, and the furnishing of financial statements. The Credit Facility also contains customary restrictive covenants, including without limitation, restrictions on the following: dividends and distributions, mergers, sale of assets, investments and acquisitions, liens, affiliate transactions, financial contracts, ERISA obligations, and environmental compliance.

  The Credit Facility contains customary events of default, including without limitation, failure to make payment in connection with the Credit Facility when due, materially incorrect representations and warranties, breach of covenants, events of bankruptcy, default of indebtedness in excess of $25,000,000 of the Company or any of its subsidiaries, the occurrence of one or more unstayed or undischarged judgment in excess of $25,000,000, changes in custody or control of the Company's property, changes in control of the Company, discontinuance or failure of any guaranty, the failure of any of the loan documents to remain in full force, and the failure to properly fund its employee benefit plans. The Credit Facility also includes customary provisions protecting the Lenders against increased cost or loss of yield resulting from changes in tax, reserve, capital adequacy and other requirements of law.

  Payments of outstanding advances may be accelerated, at the option of the Lenders, should the Company experience any event of default other than events of bankruptcy in its obligation under the Credit Facility. Upon events of bankruptcy, the Company's obligation under the Credit Facility becomes immediately due and payable.

  Also on December 18, 2006, the Company's Prior Credit Facility was terminated as a result of all the parties thereto completing their respective obligations. The Company drew down $170,000,000 under the Credit Facility to repay borrowings outstanding under the Prior Credit Facility. Additionally, $15,649,000 of the letter of credit subcommitment was utilized to replace letters of credit outstanding under the Prior Credit Facility.

     Historically, from time to time, the Company has engaged Banc of America Securities LLC or its affiliates to provide investment banking and advisory services to the Company as requested. The Company pays normal and customary fees for these services.

   The Credit Facility is hereby incorporated by reference and attached hereto as Exhibit 10.1.

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
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits

         10.1 5-Year Revolving Credit Agreement dated as of December 18, 2006 among Applebee's International, Inc., JPMorgan Chase Bank, National Association as Swing Line Lender, LC Issuer and Administrative Agent and certain other parties thereto.



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



                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 20, 2006

                                           APPLEBEE'S INTERNATIONAL, INC.


                                        By:  /s/ Steven K. Lumpkin
                                           -------------------------------------
                                           Steven K. Lumpkin
                                           Executive Vice President and
                                           Chief Financial Officer


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


                                  Exhibit Index

Exhibit
Number            Description
                  --------------------------------------------------------------
  10.1 5-Year Revolving Credit Agreement dated as of December 18, 2006 among Applebee's International, Inc., JPMorgan Chase Bank, National Association as Swing Line Lender, LC Issuer and Administrative Agent and certain other parties thereto.


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